UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 19, 2001



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2001



                       WEBQUEST INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)


                                 NEVADA
               (State or other jurisdiction of incorporation)


               000-24355                         86-0894019
        (Commission File Number)       (IRS Employer Identification No.)



          500 North Rainbow Blvd, Suite 300  NV            89107
        (Address of principal executive offices)         (Zip Code)

                                 (702) 221-2085
              Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               __________________


TABLE OF CONTENTS                                       Page

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT    1
SIGNATURES                                                2
EXHIBIT 99.2- Board of Director Minutes Feb. 5, 2002      2


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 6, 2002, we dismissed our former accountants, Pritchett, Siler & Hardy ("Pritchet et al"). Pritchet's reports for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principles.

Our Board of Directors unanimously approved these actions on February 4, 2002. The minutes reflecting the dismissal of Pritchet are attached as Exhibit 99.2 to this report.

We did not have any disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We provided Pritchett with a copy of this report on February 14, 2002 with a request to furnish a letter addressed to the Securities and Exchange Commission that complies with the requirements of Item 304(a)(3).

On February 6, 2002, we engaged Weinberg & Company, P.A., with offices in Boca Raton, Florida, and Los Angeles, California, as our principal accountants to audit our financial statements.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WEBQUEST INTERNATIONAL, INC.
                                        (Registrant)

Date:  February 13, 2002
                                        By: /s/ William Anthony
                                                -----------------
                                                William Anthony
                                                Director, President, CEO


                                        By: /s/ Robert Nikoley
                                                -----------------
                                                Robert Nikoley
                                                Director, Secretary, CFO

Exhibit Description

99.2 Minutes of Board of Directors Meeting, dated February 5, 2002, approving the dismissal of Pritchett, Siler & Hardy and the engagement of Weinberg & Company, P.A. as the new accountants.